UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2014

SPORTS FIELD HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54883	27-4841391
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

176 East Main Street
Westborough, MA 01581

(Address of Principal Executive Offices)

Anglesea Enterprises, Inc.

13799 Park Blvd., Suite 147

Seminole, Florida 33776

(Former name or former address, if changed
since last report)

(508)-366-1000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws

On June 16, 2014 Anglesea Enterprises, Inc. (the “Company”) filed an amendment to its Articles of Incorporation with the State of Nevada and changed its corporate name from Anglesea Enterprises, Inc. to Sports Field Holdings, Inc. On June 26, 2014, the Company received notice from the Financial Industry Regulatory Authority (“FINRA”) that the Company’s name change application has been approved and effective Monday, June 30, 2014, the Company will trade under its new name, Sports Field Holdings, Inc.

Item. 8.01 Other Items

Item 5.03 is hereby incorporated by reference.

On June 26, 2014, the Company received notice from FINRA that effective Monday, June 30, 2014, the Company shall now be quoted on the OTCQB under its new trading symbol, “SFHI”.

Item 9.01 Financial Statements and Exhibits

The following exhibit is attached as part of this report:

Exhibit No.	Description

2.1	Articles of Merger and Amendment to the Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sports Field Holdings, Inc.

Date: June 30, 2014	By:	/s/ Joseph DiGeronimo
	Name:	Joseph DiGeronimo
	Title:	Chief Executive Officer